Liabilities due to customers	6 Months Ended
Jun. 30, 2025
Liabilities due to customers
Liabilities due to customers

12.Liabilities due to customers

	As of	As of
	December 31,	June 30,
	2024	2025
Structured products	71,370	74,850
Accrued interest	153	533
	71,523	75,383

Liabilities due to customers mainly related to proceeds received from customers who purchased cryptocurrency-denoted products, which represent fixed/variable interest cryptocurrency deposited in “Sparrow” platform operated by the Group.

These deposits are not protected by any insurance and unsecured. Upon maturity of the cryptocurrency-denoted products, the customers receive the same type of cryptocurrency in the same quantity plus additional interest returns. The deposit and interest will be deposited to customers’ accounts on the same date upon maturity of cryptocurrency-denoted products, and customers will be able to withdraw on demand.